                                                                    EXHIBIT 99.1

                       CONSENT TO BE NAMED AS A DIRECTOR


          I, John W. Amerman, hereby consent to be a director of Knoll, Inc., a Delaware corporation (the "Company"), and to be named as a director in the Registration Statement on Form S-1 filed with the Securities and Exchange Commission by the Company.


Dated: May 6, 1997

                                    /s/ John W. Amerman
                                    ------------------------------
                                    Name:  John W. Amerman